Financial instruments	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial instruments [Text Block]

30. Financial instruments

(a) Fair value and carrying value of financial instruments:

The following presents the fair value ("FV") and carrying value ("CV") of Hudbay's financial instruments and non-financial derivatives:

	Dec. 31, 2023		Dec. 31, 2022
	FV	CV	FV	CV
Financial assets at amortized cost
Cash and cash equivalents[1]	$249,794	$249,794	$225,665	$225,665
Guaranteed investment certificates[1]	1,359	1,359	-	-
Restricted cash[1]	1,964	1,964	486	486
Fair value through profit or loss
Trade and other receivables[2,3]	176,214	176,214	87,638	87,638
Non-hedge derivative assets [4]	1,416	1,416	577	577
Investments [5]	6,452	6,452	9,799	9,799
Total financial assets	$437,199	$437,199	$324,165	$324,165
Financial liabilities at amortized cost
Trade and other payables1, [2]	219,304	219,304	195,872	195,872
Deferred Rosemont acquisition consideration [8]	9,713	9,713	18,876	18,876
Agreements with communities [6]	53,459	54,979	35,870	42,493
Wheaton refund liability[10]	10,346	6,653	7,744	6,383
Senior unsecured notes [7]	1,176,312	1,190,586	1,094,988	1,188,132
Senior secured revolving credit facilities[11]	96,950	96,950	-	-
Fair value through profit or loss
Gold prepayment liability [9]	55,901	55,901	71,208	71,208
Non-hedge derivative liabilities [4]	11,811	11,811	17,995	17,995
Total financial liabilities	$1,633,796	$1,645,897	$1,442,553	$1,540,959

[1] Cash and cash equivalents, guaranteed investment certificates, restricted cash, trade and other payables are recorded at carrying value, which approximates fair value due to their short-term nature and generally negligible credit losses.

[2] Excludes tax and other statutory amounts.

[3] Trade and other receivables contain receivables including provisionally priced receivables classified as FVTPL and various other items at amortized cost. The fair value of provisionally priced receivables is determined using forward metals prices (level 2).

[4] Derivatives are carried at their fair value, which is determined based on observable forward market commodity prices corresponding to the maturity of the contract (level 2),

[5] All investments are carried at their fair value, which is determined using quoted market bid prices in active markets for listed shares.

[6] These financial liabilities relate to agreements with communities near the Constancia project in Peru (note 17). Fair values have been determined using an applicable credit-risk adjusted discounted rate and foreign exchange rates (level 3).

[7] Fair value of the senior unsecured notes (note 20) has been determined using an applicable credit-risk adjusted discount rate (level 3).

[8] Discounted value based on a risk adjusted discount rate.

[9] The gold prepayment liability (note 18) is designated as fair value through profit or loss under the fair value option. Fair value is determined using observable gold forward prices corresponding to the delivery of gold ounces in the contract along with an estimate of credit-risk for similar instruments (level 3). Gains and losses related to the Company's own credit-risk have been recorded at fair value through other comprehensive income. The fair value adjustment recorded in other comprehensive income for the year ended December, 2023 was a loss of $192 (year ended December 31, 2022 was a gain of $512).

[10] Discounted value based on a market rate at inception of the applicable Wheaton contract for carrying value (note 17) and fair value using an applicable credit-risk adjusted discount rate (level 3).

[11] Fair value of the senior secured revolving credit facility is equal to its carrying value as the drawn interest rate under the facility is comparable to current market rates.

Fair value hierarchy

The table below provides an analysis by valuation method of financial instruments that are measured at fair value subsequent to recognition as well as financial instruments not measured at fair value but for which a fair value is disclosed. Levels 1 to 3 are defined based on the degree to which fair value inputs are observable and have a significant effect on the recorded fair value, as follows:

- Level 1: Quoted prices in active markets for identical assets or liabilities;

- Level 2: Valuation techniques use significant observable inputs, either directly or indirectly, or valuations are based on quoted prices for similar instruments; and,

- Level 3: Valuation techniques use significant inputs that are not based on observable market data.

December 31, 2023	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$-	$1,416	$-	$1,416
Investments	6,452	-	-	6,452
	$6,452	$1,416	$-	$7,868
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Non-hedge derivatives	$-	$11,811	$-	$11,811
Gold prepayment liability	-	55,901	-	55,901
Financial liabilities at amortized cost:
Agreements with communities	-	-	53,459	53,459
Wheaton refund liability	-	-	10,346	10,346
Senior secured revolving credit facilities	-	-	96,950	96,950
Senior unsecured notes	1,176,312	-	-	1,176,312
	$1,176,312	$67,712	$160,755	$1,404,779

December 31, 2022	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$-	$577	$-	$577
Investments	9,799	-	-	9,799
	$9,799	$577	$-	$10,376
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Non-hedge derivatives	$-	$17,995	$-	$17,995
Gold prepayment liability	-	71,208	-	71,208
Financial liabilities at amortized cost:
Agreements with communities	-	-	35,870	35,870
Wheaton refund liability	-	-	7,744	7,744
Senior unsecured notes	1,094,988	-	-	1,094,988
	$1,094,988	$89,203	$43,614	$1,227,805

The Company's policy is to recognize transfers into and transfers out of fair value hierarchy levels as of the date of the event or change in circumstances that caused the transfer. During the year ended December 31, 2023 and year ended December 31, 2022, Hudbay did not make any such transfers.

Changes to inputs of financial instruments categorized as Level 3 were insignificant.

(b) Derivatives and hedging:

Copper fixed for floating swaps

Hudbay enters into copper fixed for floating swaps in order to manage the risk associated with provisional pricing terms in copper concentrate sales agreements. As at December 31, 2023, Hudbay had 90.6 million pounds of net copper swaps outstanding at an effective average price of $3.74/lb and settling from January to May 2024. As at December 31, 2022, Hudbay had 89.7 million pounds of net copper swaps outstanding at an effective average price of $3.61/lb and settling from January to May 2023. The aggregate fair value of the transactions at December 31, 2023 was a liability of $9,515 (December 31, 2022 - a liability position of $17,269).

Zinc fixed for floating swaps

Hudbay enters into zinc fixed for floating swaps in order to manage the risk associated with provisional pricing terms in zinc concentrate sales agreements. As at December 31, 2023, Hudbay had 13.9 million pounds of net zinc swaps outstanding at an effective average price of $1.14/lb and settling from January to March 2024. As at December 31, 2022, Hudbay had 17.5 million pounds of net zinc swaps outstanding at an effective average price of $1.32/lb and settling from January to March 2023. The aggregate fair value of the transactions at December 31, 2023 was a liability of $945 (December 31, 2022 - a liability position of $149).

Copper forward sale

During the second half of 2023, Hudbay entered into forward sales contracts for a total of 5,600 tonnes of copper production. As of December 31, 2023, Hudbay had 7.9 million pounds of copper forwards outstanding at an effective average price of $3.93/lb and settling from May 2024 to April 2025. The aggregate fair value of the transactions at December 31, 2023 was an asset of $65. Hudbay held no forward copper purchase contracts as at December 31, 2022.

Copper costless collars

During the fourth quarter of 2023, Hudbay entered into zero-cost collar program for 6,000 tonnes of copper production over the twelve-month period from May 2024 to April 2025 at an average floor price of $3.83/lb and an average cap price of $4.03/lb. Gains and losses resulting from the settlement of these derivatives are recorded directly to revenue, as the forward sales contracts do not qualify for hedge accounting, and the associated cash flows are classified in operating activities. As at December 31, 2023, 13.2 million pounds of copper collars were unsettled (December 31, 2022 - nil). The aggregate fair value of the position at December 31, 2023 was nil (December 31, 2022 - nil).

(c) Provisionally priced receivables

Changes in fair value of provisionally priced receivables

Hudbay records changes in fair value of provisionally priced receivables related to provisional pricing in concentrate purchase, concentrate sale and certain other sale contracts. Under the terms of these contracts, prices are subject to final adjustment at the end of a future period after title transfers based on quoted market prices during the quotation period specified in the contract. The period between provisional pricing and final pricing is typically up to three months.

Changes in fair value of provisionally priced receivables are presented in trade and other receivables when they relate to sales contracts and in trade and other payables when they relate to purchase contracts. At each reporting date, provisionally priced metals are marked-to-market based on the forward market price for the quotation period stipulated in the contract, with changes in fair value recognized in revenue for sales contracts and in inventory or cost of sales for purchase concentrate contracts. Cash flows related to changes in fair value of provisionally priced receivables are classified in operating activities.

As at December 31, 2023 and December 31, 2022, Hudbay's net position consisted of contracts awaiting final pricing are as indicated below:

Metal in concentrate		Sales awaiting final pricing		Average YTD price ($/unit)
	Unit	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2023	Dec. 31, 2022
Copper	pounds (in thousands)	111,069	79,833	3.87	3.80
Gold	troy ounces	50,563	22,079	2,072	1,823
Silver	troy ounces	205,579	71,809	23.94	23.91
Zinc	pounds (in thousands)	16,416	18,145	1.20	1.35

The aggregate fair value of provisionally priced receivables within the copper and zinc concentrate at December 31, 2023, was an asset position of $22,635 (December 31, 2022 - an asset position of $20,285).

(d) Other financial liabilities

Gold prepayment liability

The gold prepayment liability (note 18) requires settlement by physical delivery of gold ounces or equivalent gold credits. The fair value of the financial liability at December 31, 2023 was $55,901 (December 31, 2022 - a liability of $71,208).

(e) Financial risk management

Hudbay's financial risk management activities are governed by Board-approved policies addressing risk identification, hedging authorization procedures and limits and reporting. The Company's policy objective, when hedging activities are undertaken, is to reduce the volatility of future profit and cash flow within the strategic and economic goals of Hudbay. From time to time, the Company employs derivative financial instruments, including forward and option contracts, to manage risk originating from exposures to commodity price risk, foreign exchange risk and interest rate risk. Significant derivative transactions are approved by the Board of Directors, and hedge accounting is applied when certain criteria have been met. Hudbay does not use derivative financial instruments for trading or speculation purposes. The following is a discussion of the Company's risk exposures.

(i) Market risk

Market risk is the risk that changes in market prices, including foreign exchange rates, commodity prices, share prices, and interest rates will cause fluctuations in the fair value or future cash flows of a financial instrument.

Foreign currency risk

Hudbay's primary exposure to foreign currency risk arises from:

- Translation of Canadian dollar denominated costs and, to a lesser extent, Peruvian soles cost into US dollars. Substantially all of the Company's revenue are denominated in US dollars, while the majority of its operating costs are denominated in either the Canadian dollar or Peruvian sol. Generally, with gross profit, appreciation of the US dollar relative to the Canadian dollar will increase Hudbay's profit.

- Translation of foreign currency denominated cash, trade and other receivables, trade and other payables, as well as other financial liabilities. Appreciation of the US dollar relative to a foreign currency will decrease the net asset value of these balances once they have been translated to US dollars, resulting in foreign currency translation losses on foreign currency denominated assets and gains on foreign currency denominated liabilities.

The Manitoba and British Columbia segment's primary financial instrument foreign currency exposure is on US denominated cash, trade and other receivables and other financial liabilities. The Peru segment's primary financial instrument foreign currency exposure is on Peruvian soles cash, trade and other payables and other financial liabilities.

The Company's exposure to foreign currency risk was as follows based on notional financial instrument amounts stated in US equivalent dollars:

	Dec. 31, 2023			Dec. 31, 2022
	CAD[1]	USD[2]	PEN[3]	CAD[1]	USD[2]	PEN[3]
Cash	$19,039	$16,737	$1,956	$9,833	$26,749	$11,067
Trade and other receivables	34	76,251	333	58	20,520	634
Other financial assets	6,452	-	-	9,799	-	-
Trade and other payables	(6,090)	-	(20,988)	(5,626)	(113)	(29,587)
Other financial liabilities	-	-	(54,979)	-	-	(42,493)
	$19,435	$92,988	$(73,678)	$14,064	$47,156	$(60,379)

1 HMI is exposed to foreign currency risk on CAD.

[2] The Manitoba and British Columbia segments are exposed to foreign currency risk on USD.

[3] The Peru segment is exposed to foreign currency risk on PEN.

The following sensitivity analysis for foreign currency risk relates solely to financial instruments and non-financial derivatives that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2023 and does not reflect the overall effect that changes in market variables would have on the Company's operating results.

December 31, 2023	Change of:	Would have changed 2023 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$3.7	million
USD/CAD exchange rate[1]	- 10%	(4.5)	million
USD/PEN exchange rate[2]	+ 10%	4.4	million
USD/PEN exchange rate[2]	- 10%	(5.3)	million
December 31, 2022	Change of:	Would have changed 2022 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$1.5	million
USD/CAD exchange rate[1]	- 10%	(1.8)	million
USD/PEN exchange rate[2]	+ 10%	3.5	million
USD/PEN exchange rate[2]	- 10%	(4.3)	million

[1] Effect on profit due to foreign currency remeasurements of balances denominated in a currency different from a Hudbay subsidiary's functional currency.

[2] Effect on profit due to foreign currency remeasurement of balances denominated in Peruvian Sol.

Commodity price risk

Hudbay is exposed to market risk from prices for the commodities the Company produces and sells, such as copper, zinc, gold and silver. From time to time, Hudbay maintains price protection programs and conducts commodity price risk management through the use of derivative contracts. The following sensitivity analysis for commodity price risk relates solely to financial instruments and non-financial derivatives that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2023 and does not reflect the overall effect that changes in market variables would have on the Company's operating results.

December 31, 2023	Change of:	Would have changed 2023 after-tax profit by:
Copper prices ($/lb)[1]	+ $0.30	$2.6	million
Copper prices ($/lb)[1]	- $0.30	(2.0)	million
Zinc prices ($/lb)[2]	+ $0.10	0.1	million
Zinc prices ($/lb)[2]	- $0.10	(0.1)	million
December 31, 2022	Change of:	Would have changed 2022 after-tax profit by:
Copper prices ($/lb)[1]	+ $0.30	$(1.8)	million
Copper prices ($/lb)[1]	- $0.30	1.8	million
Zinc prices ($/lb)[2]	+ $0.10	-	million
Zinc prices ($/lb)[2]	- $0.10	-	million

[1] Effect on profit due to provisional pricing derivatives (note 30c) and copper fixed for floating swaps (note 30b).

[2] Effect on profit due to provisional pricing derivatives (note 30c), non-hedge zinc derivatives and zinc fixed for floating swaps (note 30b).

Share price risk

Hudbay is exposed to market risk from share prices of the Company's investments in listed Canadian metals and mining entities. These investments are made to foster strategic relationships, in connection with joint venture agreements and for investment purposes. Management monitors the value of these investments for the purposes of determining whether to add or reduce Hudbay's positions. The following sensitivity analysis of share price risk relates solely to financial instruments that were outstanding as at the year-end date. This analysis is based on values as at December 31, 2023 and does not reflect the overall effect that changes in market variables would have on the Company's finance expenses.

December 31, 2023	Change of:	Would have changed 2023 after-tax profit by:
Share prices	+ 25%	$1.6	million
Share prices	- 25%	(1.6)	million
December 31, 2022	Change of:	Would have changed 2022 after-tax profit by:
Share prices	+ 25%	$2.4	million
Share prices	- 25%	(2.4)	million

Interest rate risk

Hudbay is exposed to the following interest rate risks:

- cash flow interest rate risk on its cash and cash equivalents; and,

- interest rate risk on its senior secured revolving credit facilities.

As at December 31, 2023, the interest rate risk relates to cash on hand and the drawn balance our revolving credit facilities. Neither the 2026 Notes nor the 2029 Notes contain embedded derivatives that require bifurcation from the host contract.

This analysis only quantifies the impact of the interest rate risk on cash based on balances held and on our revolving credit facilities based on amounts drawn as at December 31, 2023 and 2022 and does not reflect the overall effect that changes in market variables would have on the Company's finance expenses.

December 31, 2023	Change of:	Would have changed 2023 after-tax profit by:
Interest rates	+ 2.00%	$3.0	million
Interest rates	- 2.00%	(3.0)	million
December 31, 2022	Change of:	Would have changed 2022 after-tax profit by:
Interest rates	+ 2.00%	$4.5	million
Interest rates	- 2.00%	(4.5)	million

(ii) Credit risk

Credit risk is the risk of financial loss to Hudbay if a customer or counterparty to a financial instrument fails to meet its obligations. The Company's maximum exposure to credit risk at the reporting date is represented by the carrying amount, net of any impairment losses recognized, of financial assets and non-financial derivative assets recorded on the consolidated balance sheets.

A large portion of Hudbay's cash are on deposits with major Schedule 1 Canadian banks. Deposits with Schedule 1 Canadian banks represented 62% of total cash as at December 31, 2023 (2022 - 64%). Hudbay's investment policy requires it to comply with a list of approved investments, concentration and maturity limits, as well as credit quality. Credit concentrations in the Company's short-term investments are monitored on an ongoing basis.

Transactions involving derivatives are with counterparties Hudbay believes to be creditworthy.

At December 31, 2023, approximately 76% of Hudbay's trade receivables were secured by letters of credit (2022 - 86% were insured or payable by letters of credit). Any additional exposure to credit risk is monitored and approved on an ongoing basis. Expected credit losses on trade and other receivables at December 31, 2023 and December 31, 2022, are insignificant.

Two customers accounted for approximately 24% and 17% of total trade receivables as at December 31, 2023 (2022 - two customers accounted for approximately 18% and 14% of total trade receivables). Credit risk for these customers is assessed as medium to low. As at December 31, 2023, none of the Company's trade receivables were aged more than 30 days (2022 - nil).

(iii) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. Hudbay's objective is to maintain sufficient liquid resources to meet operational and investing requirements.

The following summarizes the contractual undiscounted cash flows of the Company's non-derivative and derivative financial liabilities, including any interest payments, by remaining contractual maturity and financial assets used to manage liquidity risk. The table includes all instruments held at the reporting date for which payments had been contractually agreed at the reporting date. The undiscounted amounts shown are gross amounts, unless the liabilities will be settled net. Amounts in foreign currency are translated at the closing rate at the reporting date. When a counterparty has a choice of when an amount is paid, the liability is allocated to the earliest possible time period.

Dec. 31, 2023	Carrying amount	Contractual cash flows	12 months or less	13 - 36 months	37 - 60 months	More than 60 months
Assets used to manage liquidity risk
Cash	$249,794	$249,794	$249,794	$-	$-	$-
Restricted cash	1,964	1,964	1,964	-	-	-
Trade and other receivables	176,214	176,214	176,214	-	-	-
Non-hedge derivative assets	1,416	1,416	1,416	-	-	-
	$429,388	$429,388	$429,388	$-	$-	$-
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(219,304)	$(219,304)	$(219,304)	$-	$-	$-
Agreements with communities [1]	(54,979)	(79,454)	(20,428)	(10,593)	(8,084)	(40,349)
Deferred Rosemont acquisition consideration	(9,713)	(10,000)	(10,000)	-	-	-
Senior unsecured notes	(1,190,586)	(1,469,625)	(63,750)	(714,000)	(73,500)	(618,375)
Senior secured revolving credit facilities	(96,950)	(120,737)	(11,416)	(109,321)	-	-
Gold prepayment obligation [2]	(55,901)	(55,901)	(55,901)	-	-	-
Wheaton refund liability	(6,653)	(79,232)	-	-	-	(79,232)
	$(1,634,086)	$(2,034,253)	$(380,799)	$(833,914)	$(81,584)	$(737,956)
Derivative financial liabilities
Non hedge derivative contracts	$(11,811)	$(11,811)	$(11,811)	$-	$-	$-
	$(11,811)	$(11,811)	$(11,811)	$-	$-	$-

[1] Represents the Peru community agreement obligation, excluding interest.
[2] Discounted.

Dec. 31, 2022	Carrying amount	Contractual cash flows	12 months or less	13 - 36 months	37 - 60 months	More than 60 months
Assets used to manage liquidity risk
Cash	$225,665	$225,665	$225,665	$-	$-	$-
Restricted cash	486	486	486	-	-	-
Trade and other receivables	87,638	87,638	87,638	-	-	-
Non-hedge derivative assets	577	577	577	-	-	-
	$314,366	$314,366	$314,366	$-	$-	$-
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(195,872)	$(195,872)	$(195,872)	$-	$-	$-
Agreements with communities [1]	(42,493)	(67,662)	(8,421)	(8,591)	(7,688)	(42,962)
Deferred Rosemont acquisition consideration	(18,876)	(20,000)	(10,000)	(10,000)	-	-
Long-term debt, including embedded derivatives	(1,188,132)	(1,541,669)	(66,692)	(132,852)	(687,000)	(655,125)
Gold prepayment obligation [2]	(71,208)	(71,208)	(71,208)	-	-	-
Wheaton refund liability	(6,383)	(79,232)	-	-	-	(79,232)
	$(1,522,964)	$(1,975,643)	$(352,193)	$(151,443)	$(694,688)	$(777,319)
Derivative financial liabilities
Non-hedge derivative contracts	$(17,995)	$(17,995)	$(17,995)	$-	$-	$-
	$(17,995)	$(17,995)	$(17,995)	$-	$-	$-

[1] Represents the Peru community agreement obligation, excluding interest.

[2] Discounted.